NOTICE OF GUARANTEED DELIVERY

                               OFFICE DEPOT, INC.

                                Offer to Exchange
                     10% Senior Subordinated Notes due 2008
          (which have been registered under the Securities Act of 1933)

                                       for

                     10% Senior Subordinated Notes due 2008
     (of which an aggregate principal amount of $250,000,000 is outstanding)

              Pursuant to the Prospectus Dated September ___, 2001

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON,
___________, ___________, 2001, UNLESS EXTENDED (THE DATE AND TIME, AS IT MAY BE EXTENDED, HEREINAFTER THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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         This Notice of Guaranteed Delivery, or a form substantially equivalent to this form, must be used to accept the Exchange Offer of Office Depot, Inc. (the "Company") made pursuant to the prospectus dated September ___, 2001 (the "Prospectus"), if certificates for old notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach SunTrust Bank (the "Exchange Agent") prior to 5:00 p.m., New York City time, on the Expiration Date. The Notice of Guaranteed Delivery may be delivered by hand, transmitted by facsimile transmission, sent by overnight courier or mailed to the Exchange Agent.

                  The Exchange Agent for the Exchange Offer is:

                                  SUNTRUST BANK

   By Registered or Certified Mail:    By Overnight Courier or by Hand Delivery:
             SunTrust Bank                             SunTrust Bank
      Corporate Trust Department                 Corporate Trust Department
      Attention: Holly Arencibia                 Attention: Holly Arencibia
Reference: Office Depot Exchange Offer    Reference: Office Depot Exchange Offer
          777 Brickell Avenue                       777 Brickell Avenue
         Miami, Florida 33131                       Miami, Florida 33131

         Facsimile Transmission Number (for Eligible Institutions only):
                                 (305) 579-7017

                                Telephone Number:
                                 (305) 579-7009

         Delivery of this Notice of Guaranteed Delivery to an address, or transmission via facsimile to a number, other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery may not be used to guarantee signatures. If the instructions on any document to be delivered in connection with the Exchange Offer require the signature thereon to be guaranteed by an "Eligible Institution," the signature guarantee must appear in the applicable space provided on the document.

Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of old notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures."

Principal Amount at Maturity of Old Notes Tendered:* $
                                                      --------------------------

Certificate Nos. (if available):
                                 -----------------------------------------------

Aggregate Principal Amount at Maturity of Old Notes Tendered: $
                                                               -----------------

If old notes will be delivered by book-entry transfer, provide account number.

Account Number:
                 --------------------------------------

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof. See Instruction 2 in the Letter of Transmittal.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Please Sign Here

X
  -------------------------------------------------------      -----------------

X
  -------------------------------------------------------      -----------------
   Signatures(s) of Owner(s) or Authorized Signatory           Date

Telephone Number (including area code):
                                        ----------------------------------------

         This Notice of Guaranteed Delivery must be signed by the holder(s) of old notes as their name(s) appear(s) on certificates for old notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below.

                      Please Print Name(s) and Address(es)

Name(s):
         -----------------------------------------------------------------------

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Capacity:
                  --------------------------------------------------------------

Address(es):
                  --------------------------------------------------------------

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


                                    GUARANTEE


         The undersigned, a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, hereby guarantees that the certificates representing the principal amount of old notes tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of the old notes into the Exchange Agent's account at DTC pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures," together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and other documents required by the Letter of Transmittal in respect to the old notes, will be deposited with the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:
             ----------------------------      ---------------------------------
                                                       Authorized Signature

Address:                                       Name
        ---------------------------------          -----------------------------
                                                       Please Type or Print
-----------------------------------------
                           Zip Code
                                               Title:
                                                     ---------------------------
Area Code and
Telephone Number:                              Dated:
                 -------------------                 ---------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.